UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Science Applications International Corporation (the “Company”) held its virtual Annual Meeting of Stockholders on June 3, 2026 (the “Annual Meeting”). The holders of 36,007,862 shares of common stock of the Company, or approximately 83.5% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. The final voting results on each of the matters presented to stockholders for a vote is set forth below.
1.    The nominees to the Board of Directors of the Company were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Paul Eremenko	32,044,017	186,307	102,465	3,675,073
Carolyn B. Handlon	31,747,754	476,086	108,949	3,675,073
Katharina G. McFarland	29,330,892	2,901,477	100,420	3,675,073
Milford W. McGuirt	31,736,563	480,601	115,625	3,675,073
Donna S. Morea	30,409,337	1,837,586	85,866	3,675,073
James C. Reagan	32,027,997	224,777	80,015	3,675,073
Adm. Michael S. Rogers (USN Ret.)	32,057,329	183,919	91,541	3,675,073
Steven R. Shane	31,425,669	799,870	107,250	3,675,073
John K. Tien, Jr.	31,767,567	454,600	110,622	3,675,073
David J. Urban	31,976,461	255,517	100,811	3,675,073
2.    The proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2026 (or a say-on-pay vote) was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
30,733,789	1,292,248	306,752	3,675,073
3.    The proposal to approve, on a non-binding, advisory basis, the frequency of future Say-on-Pay votes was approved based upon the following votes:

Number of Votes
For Every Year	For Every Two Years	For Every Three Years	Abstain	Broker Non-Votes
30,699,040	96,853	1,452,140	84,756	3,675,073
4.    The proposal to the Company's 2023 Equity Incentive Plan to increase the total number of authorized shares was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
21,668,812	10,528,961	135,016	3,675,073
5.    The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2027 was approved based upon the following votes:

Number of Votes
For	Against	Abstain
35,670,199	306,713	30,950

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2026
Science Applications International Corporation

By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary